Exhibit 99.1

 1  Phase 2 Strategy Update  November 19, 2025  v  v  v  v

 Forward-Looking Statements and Non-GAAP Financial Measures  This presentation contains “forward-looking statements,” within the meaning of the federal securities law, as well as forward-looking projections about our business, prospects and other information, as well as hypothetical business models, which are based on management’s current expectations as of the date of this presentation. Statements that are not historical facts, including statements about our beliefs, opinions, projections or expectations and statements that assume or are dependent upon future events, are forward-looking statements and often contain words such as “expect,” “anticipate,” “assume,” “intend,” “plan,” “project,” “estimate,” “forecast,” “believe,” “seek,” “see,” “will,” “would,” “may,” “could,” “should,” “goals,” “target,” and similar expressions. Such statements involve many risks and uncertainties that could cause our actual results to dier materially from those expressed or implied in our forward-looking statements.  For Navient, these factors include, among other things:  general economic conditions, including the potential impact of inﬂation and interest rates on Navient and its clients and customers and on the creditworthiness of third parties;  increased defaults on loans held by us;   unanticipated repayment trends on education loans, including prepayments or deferrals resulting from new interpretations or the timing of the execution and implementation of current laws, rules or regulations or future laws, executive orders or other policy initiatives that operate to encourage or require consolidation, abolish existing or create additional income-based repayment or debt forgiveness programs or establish other policies and programs or extensions of previously announced deadlines which may increase or decrease the prepayment rates on education loans and accelerate or slow down the repayment of the bonds in our securitization trusts;  a reduction in our credit ratings;  changes to applicable laws, rules, regulations and government policies and expanded regulatory and governmental oversight;   changes in the general interest rate environment, including the availability of any relevant money-market index rate or the relationship between the relevant money market index rate and the rate at which our assets are priced;  the interest rate characteristics of our assets do not always match those of our funding arrangements;  adverse market conditions or an inability to manage eectively our liquidity risk or access liquidity;  the cost and availability of funding in the capital markets;  our ability to earn Floor Income and our ability to enter into hedges relative to that Floor Income are dependent on the future interest rate environment and therefore is variable;  our use of derivatives exposes us to credit and market risk;  our ability to align continually and eectively our cost structure with our business operations;  our ability to implement our strategic initiatives and realize the projected synergies, cost savings and other beneﬁts of those initiatives;  a failure or breach of our operating systems, infrastructure or information technology systems;  failure by any third party providing us material services or products or a breach or violation of law by one of these third parties;  additional risks inherent in the government contracting environment from our current or previous work with government clients;  acquisitions, strategic initiatives and investments or divestitures that we pursue;  shareholder activism;  reputational risk and social factors; and  the other factors that are described in the “Risk Factors” section of Navient’s Annual Report on Form 10-K for the year ended December 31, 2024, and in our other reports ﬁled with the SEC.  The preparation of our consolidated ﬁnancial statements also requires management to make certain estimates and assumptions including estimates and assumptions about future events. These estimates or assumptions may prove to be incorrect and actual results could dier materially. All forward-looking statements contained in this presentation are qualiﬁed by these cautionary statements and are made only as of the date of this release. The company does not undertake any obligation to update or revise these forward-looking statements except as required by law.  Navient reports ﬁnancial results on a GAAP basis and also provides certain non-GAAP performance measures, including Core Earnings, Adjusted Tangible Equity Ratio, and various other non-GAAP ﬁnancial measures derived from Core Earnings. When compared to GAAP results, Core Earnings exclude the impact of: (1) mark-to-market gains/losses on derivatives; and (2) goodwill and acquired intangible asset amortization and impairment. Navient provides Core Earnings measures because this is what management uses when making management decisions regarding Navient’s performance and the allocation of corporate resources. Navient Core Earnings are not deﬁned terms within GAAP and may not be comparable to similarly titled measures reported by other companies. For certain forward-looking non-GAAP measures, Navient is unable to provide a reconciliation because it is unable to estimate with reasonable certainty the ultimate timing or amount of certain signiﬁcant items without unreasonable eorts.  For more information on the assumptions underlying the ﬁnancial snapshots set forth in this presentation, see the Appendix hereto.  2

 Ma Palese  Ed Bramson  Dave Yowan  Navient Phase 2 Strategy Update  Present on Today’s Call  Chief Executive Oicer  SVP, Earnest  Chairman of the Board of Directors  2

 Phase 1: Restructuring Navient  Navient restructuring program has increased future cash ﬂows  → Anticipate further expense reductions  1. Estimated pre-tax savings of $119 million for 17 year remaining life of legacy portfolio. Does not include additional beneﬁts from reduction in variable outsourced loan servicing expense as legacy portfolio shrinks in future years.  ✔•  ✔• Adds another ~$2 billion to existing net cash ﬂow for growth investments or distributions1  2

 Phase 2: Growing Earnest  •1 Align product lines, disclosures, and metrics with relevant peers and sectors  → Education Lending: Navient (FFELP, Legacy Private, In-School1)  Peers: Specialty Finance Sector  → Digital Financial Services: Earnest (Student Loan Reﬁnancing (“SLR”), Personal Loans, future ﬁnancial services or products)  Peers: Fintech Sector  •2 Adopt Earnest-speciﬁc shareholder value metrics  → Signiﬁcantly higher growth rates  → Reduced capital intensity  → Increased proportion of recurring fee income  → Higher return on equity  3• Achieve overall Earnest eiciency equal to or greater than peers at lower breakeven volumes  2  1. Includes undergraduate and graduate In-School student lending.

 Company Overview  2

 Earnest Overview  Division of Navient using “Earnest” brand since acquisition  Originates and services all new loans  Develops all new customer facing software  Migrating to completely standalone operations by integrating capital markets capability from Navient  Generating relationships with high lifetime value customers  2

 >375k1  Unique customer relationships; with  >40k expected to be added in 2026  29 yrs2  Average age at origination  $198k3  Average Annual Income  7723  Average FICO  2  Earnest’s Customer  Set up for ﬁnancial success, but starting their professional life with debt  At September 30, 2025.  At loan origination for SLR loans during the period of January 2023 - September 2025.  At loan origination for SLR loans during the latest 12 months ending September 30, 2025; represents current underwriting standards.

 Earnest’s People  10  3301  Total Employees  3 Hubs  Oakland, Austin, and Salt Lake City  33  Average Employee Age  44  Average Exec Team Age  1. At September 30, 2025; includes contractors.

 Emily Childers  Meetesh Karia  Nick Norcross  Leanne Loveday-Smith  Rachel Wang  Amir Azari  Earnest’s Leadership  High level of lending and tech expertise; aractive destination for superior talent  Head of Performance Marketing  Chief Marketing Oicer  Chief Technology Oicer  Chief People Oicer  Chief Product Oicer  Head of Credit  10

 Financial Snapshot  10

 ($ millions)  10  2025E1  Net Interest Income  Servicing Revenue2  $ 168  $ 51  Total Revenue $ 219  Provision for Losses on Originations  Sales & Marketing Expense3 Other Operating Expenses  $ (26)  $ (27)  $ (91)  Operating Proﬁt $ 75  See Appendix for methodology and assumptions used to prepare this Earnest illustrative ﬁnancial presentation.  Earnest provides front line servicing as part of their Client Happiness function; includes revenue from consolidated loans and third-parties.  Fixed and variable combined.  Earnest Financial Snapshot  Illustrative

 ($ millions)  2025E1  Restricted Cash  $82  Securitized Loans  $8,255  Warehoused Loans  $1,643  Other, net2  $27  Total Assets  $10,007  Securitization Trust Borrowings  $7,819  Warehouse Facility Borrowings  $1,464  Total Liabilities  $9,283  Equity  $724  17  Represents Navient assets and liabilities aributable to Earnest operations, estimated as of December 31, 2025. See Appendix for methodology and assumptions used to prepare this Earnest illustrative ﬁnancial presentation.  Includes goodwill and intangible assets.  Earnest Financial Snapshot (continued)  Illustrative

 Foundation for Growth  17

 Preparations for Accelerated Growth:Completed  Achieve competitive unit eiciency in key functions at lower scale than competitors  Marketing & Product Development  Technology and Operations  Financing  Integrated Navient capital markets expertise into Earnest product / marketing strategies  Optimized product design and portfolio construction for increased investor appeal  Implemented new securitization structure more appropriate for Earnest  Changed risk retention method from “horizontal” to “vertical” to optimize ROE and facilitate future loan or residual sales  May use “hybrid” retention in certain circumstances  Developed completely new lending platform – operational February 2025  Modular architecture for rapid product innovation, with core capabilities for loan sales platform  Increased loan automation to improve conversion rate and generate operating leverage  Enhanced data science capabilities to optimize credit and proﬁtability  Signiﬁcantly strengthened team to:  Increase lead generation volume at lower unit cost  Expand customer engagement to reduce acquisition cost and enable cross-selling  Enhance expertise for Personal Loan product introduction  17

 Securitizations have Preferable Economics  Loan Sales have Preferable Accounting Treatment  Investigating structures that optimize economic and accounting factors  17  Cost of funds beneﬁts from liquidity premium  Requires some continuing equity  No credit recourse to originator  Accelerates recognition of income  Highlights fee income  No continuing equity required  Frequently requires credit recourse to originator  Preparations for Accelerated Growth: Ongoing  Evaluating Optimal Methods to Reduce Future Loans on Balance Sheet

 Improved Shareholder Value Metrics  Annual Originations represents current 2025 guidance. Annual Sales & Marketing Expenses and Annual Other Operating Expenses represent 9 months of actuals through September 30, 2025 and 3 months of forecast (Q4), including In-School.  SLR only; “Rate Checks” deﬁned as customers who complete a soft pull to receive a personalized rate.  Reﬂects horizontal securitization in 2024 versus vertical securitization in 2025.  Securitizations consisting of SLR collateral.  Earnest Growth Rate  2023 2025E1 Change  Annual Originations ($m)  $971  $2,400  2.5x  Quarterly Rate Check Volume (Q3, $bn)2  $1.4  $5.4  3.9x  Annual Sales & Marketing Expenses ($m)  $54  $56  expense as a % of originations  5.6%  2.3%  (59%)  Earnest Eiciency  2023  2025E1  Change  Loan Automation (Q3)2  57%  79%  1.4x  Conversion Rate (Q3)2  6.1%  8.8%  1.4x  Product Lines Supported  2  3  Annual Other Operating Expenses ($m)  $58  $91  expense as a % of originations  6.0%  3.8%  (37%)  Capital Intensity3  2024-A4  2025-C4  Change  Average Pool FICO  743  773  AAA Debt % of Pool  89%  94%  Initial Equity Requirement  3.8%  1.5%  (61%)  17

 Eiciency vs. Key Peers1  Earnest has achieved competitive unit eiciency at signiﬁcantly smaller scale  → Positioned to grow more rapidly from a smaller base  → Capture beneﬁts from operating leverage  2025 comparison. Earnest is 9 months of actuals through September 30, 2025 and 3 months of forecast (Q4), including In-School. SoFi and Upstart represent 1Q25-3Q25 annualized for comparability with 2025 Annualized Originations compared to 2024 actual; actual results could cause comparability to change materially.  Fixed and variable expense; SoFi is excluding Technology Platform Segment directly aributable expenses.  SoFi  Earnest  Upstart  Annualized Originations ($bn)  $34.6  $2.4  $10.4  Originations Growth %  49%  71%  76%  Annualized Sales & Marketing Expense (% of originations)2  3.0%  2.3%  2.7%  Annualized Other Operating Expenses (% of originations)2  4.6%  3.8%  6.6%  17

 Market Valuation Opportunity  Increasing Earnest scale and performance  Market data at November 14, 2025; Price to Earnings is 2025 consensus, with Navient adjusted to exclude net charges of $1.13 per share in Q3 2025 categorized as signiﬁcant items; Source: FactSet.  2025 comparison. Earnest and Navient are 9 months of actuals through September 30, 2025 and 3 months of forecast (Q4), including In-School for each. SoFi and Upstart represent 1Q25-3Q25 annualized for comparability; actual results could cause comparability to change materially. See Appendix for methodology and assumptions used to prepare this Earnest illustrative ﬁnancial presentation.  Represents balance sheet equity, less goodwill and intangible assets; SoFi, Upstart, and Navient at September 30, 2025; Earnest is forecasted end-2025; Navient and Earnest exclude $435m and $80m, respectively, of goodwill and intangible assets. See Appendix for methodology and assumptions used to prepare this Earnest illustrative ﬁnancial presentation.  SoFi Earnest Upstart  Navient  (includes Earnest)  Market Value ($bn)1  $33.5  n/a  $3.8  $1.2  Revenue ($m)2  $3,438  $219  $997  $672  Tangible Equity ($m)3  $7,139  $644  $677  $2,004  Price / Earnings1  76.9x  n/a  23.1x  9.7x  Market Value / Tangible Equity  4.7x  n/a  5.6x  0.6x  17

 Market Strategies  Lifetime customer value  Build on high value of SLR relationships to expand into additional products as needs evolve over customer lifetime  $350+ million already invested to acquire current customer base  SLR customers migrate in stages to wealth management  Monetize through new products / partnerships / acquisitions  Average customer age of 29 limits immediate opportunity1  Natural extension of customer need based on age is Personal Loans  Amortize customer acquisition costs over multiple products  Scale products  Leverage infrastructure and marketing expense across larger markets  Leverage Loan Sales Platform to expand outside of our current customer targets or credit policy  1. At loan origination for SLR loans during the period of January 2023 - September 2025  20

 Large and Growing TAM  Estimated total addressable market (“TAM”) of $135bn in 2026 based on a 6.25% average coupon and  $172bn in 2028 based on a 6.00% average coupon, and 8% take up of a reﬁnance. Excludes ineligible schools and credit.  Based on SLR customer criteria and age range; growth reﬂects aging of current cohorts; Source: Experian.  Assumes $9bn undergraduate private loans, and an estimated underwritable graduate TAM of $3bn in 2026, based on continuation of recently announced administration policy.  Personal Loans Detail  2026:  Initial target is ~4% of total market  Customers with >750 FICO and  5-15 year credit ﬁles  2028:  Customers with >750 FICO and  5-20 year credit ﬁles  Can address larger cohorts as existing customers age  Loan Sales Platform:  Total Personal Loans addressable is ~$400bn  Expanded to customers with >700 FICO and 5-30 year credit ﬁles  Generates fee income only  ($ billions)  2026  2028  Non-Education  Student Loan Reﬁnance1  $11  $14  Personal Loans - Current2  $36  $87  Total Earnest Opportunity  $47  $101  20  → Existing Navient opportunity for Education loans ~$12 billion3

 Future Capital Requirements  Assumes ﬁnancing structure equivalent to most recent securitization.  Earnest forecasted as of end-2025.  1  Current Earnest balance sheet has 7% equity to assets  Future originations expected to be securitized at  Substantially lower equity1  and / or  Sold to investors with no equity required  Equity released from Earnest loans that are currently outstanding is adequate to support its origination growth targets2  Substantial additional capital resources available from Navient to fund growth in excess of existing targets, if desired  Potential to grow fee income as product mix changes  Servicing Fee - all originations  Origination Fee - Personal Loans only  4  20

 Next Steps - Timeline  2026  2027  2028  Enhanced SLR Marketing & Product  Personal Loans Pilot Stage and Agency Rating Personal Loans Full Launch - High Value Customers Launch Personal Loans Sales Platform1  Originate In-School within Navient  1. Subject to ﬁnal deﬁnition of product features.  23

 Summary  1● 2 years of investment have transformed Earnest’s competitive eiciency and ability to compete in current and expanded markets  2● Improved product alignment and disclosure in 2026 enables more meaningful comparison with peers and information for investors  Education Lending aligns Navient with Specialty Finance sector  Digital Financial Services aligns Earnest with Fintech sector  3● Origination momentum into 2026  Increasing SLR rate check volume provides support for increased origination growth  Additional growth drivers in Graduate In-School and Personal Loans  23

 Appendix  v  v  v  25

Rising Student Loan Interest Rates Support SLR Growth


Federal Student Loan Interest Rates, Selected Years[1]
7.90%
7.90%
7.90%
7.90%
7.21%
6.31%
7.60%
5.30%
7.54%
9.08%
6.80%
6.80%
6.80%
6.80%
6.21%
5.31%
6.60%
4.30%
6.54%
8.08%
6.00%
4.50%
3.40%
4.66%
3.76%
5.05%
2.75%
4.99%
6.53%
'06-'07
'08-'09
'10-'11
'12-'13
'14-'15
'16-'17
'18-'19
'20-'21
'22-'23
'24-'25
Parent & Grad Plus
Graduate, Direct Unsub
Undergraduate

$87 billion

'24-'25 academic year originations[2] with historically high interest rates

1. *Source: https://studentaid.gov/understand-aid/types/loans/interest-rates#older-ratesFederal*
2. *Hanson, Melanie. "Student Loan Debt Statistics" EducationData.org, 2025-08-08. https://educationdata.org/student-loan-debt-statistics*

26

Personal Loans TAM  Source: Personal Loan Balances and Card Balances > $10k by FICO and Credit File History; All data from December 2024 Experian Snapshot; reﬂects current balance at that date.  2028+: FICO >700 with 5-30  Year Credit File History  $417bn  Overall Market: Personal Loan: ~196bn  Card Balance >$10k: ~685bn  Total: ~881bn  2028: FICO >750 with 5-20  Year Credit File History  $87bn  2026: FICO >750 with 5-15  Year Credit File History  $36bn  26

 Earnest Financial Snapshot – Methodology and Assumptions  26  The Earnest business resides within Navient’s Consumer Lending segment today. As we look forward to Phase 2 of our Strategy Update, we expect that the Earnest business will focus on Student Loan Reﬁnancing (“SLR”) loans and personal loan originations beginning in 2026. As a result, the origination of In-School private loans would be performed by a non-Earnest Navient entity beginning in 2026. The Earnest Financial Snapshot (“Financial Snapshot”) in this presentation is intended to project potential ﬁnancial fundamentals for the Earnest business after, among others, making adjustments for this proposed change in operations as well as implementing a more optimized funding structure.  The Financial Snapshot is a forward-looking projection for a hypothetical business model. The Financial Snapshot is meant for illustrative purposes only. It is not reﬂective of historical GAAP results nor intended to be a forecast of Earnest’s results. The Financial Snapshot is based on forecasted 2025 results (actual results through September 30, 2025 plus a projection of fourth quarter 2025 results) prepared on a Core Earnings & segment basis with certain additional adjustments.  The following summarizes key assumptions and adjustments reﬂected in the Financial Snapshot that are dierent from how the Earnest business is reﬂected currently as a component of Navient’s Consumer Lending segment to illustrate possibilities for the Earnest business if certain operational and ﬁnancing changes are made within the business:  Earnest has and will continue to originate In-School private loans through December 31, 2025. Subsequently that function is expected be performed by a non-Earnest Navient entity. The 2025 forecast continues to include the Net Interest Income of In-School private loans that were originated through December 31, 2025 as those loans are expected to be continued to be reﬂected as a part of the Earnest business. As Earnest will no longer originate In-School private loans the loan origination expenses ($28m) and provision for loan losses ($13m) related to In-School private loan originations have been removed to reﬂect this change in operations.  Total consolidated Navient provision for loan losses for SLR and In-School private loans is forecasted to be $97m for 2025. The Financial Snapshot includes only the  $26m of provision for loan losses related to SLR loan originations. The Financial Snapshot excludes $13m related to In-School private loan originations as well as $58m related to increased losses on the previously originated portfolio (which was primarily the result of elevated delinquency balances and changes in our forecasted macroeconomic outlook that was recognized at September 30, 2025).  Interest expense is reduced by $49m related to assuming a hypothetical higher advance rate on prior securitizations. This higher advance rate on securitizations eliminated $1bn of unsecured debt funding the portfolios. Equity reﬂected on the Financial Snapshot is based on actual equity in securitization trusts and contractual equity in warehouse facility borrowings.  Expenses for Earnest includes $25m of shared services expenses (corporate and certain IT expenses) related to Earnest that we present in our “Other” segment today.  Two dierent reclassiﬁcations were made:  $12m of loan origination cost amortization expense was reclassiﬁed from Net Interest Income to sales and marketing expense.  $45m of Interest Income on the loan portfolios was reclassiﬁed to Servicing Revenue.